UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2013

Senomyx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50791	33-0843840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4767 Nexus Centre Drive San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 646-8300

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2013, at our 2013 Annual Meeting of Stockholders, or our Annual Meeting, our stockholders approved our 2013 Equity Incentive Plan, or 2013 EIP, under which the maximum number of shares of common stock reserved for issuance pursuant to stock awards will consist of the number of unallocated shares remaining available for the grant of new awards under our Amended and Restated 2004 Equity Incentive Plan as of January 1, 2014, the effective date of the 2013 EIP, plus any shares underlying outstanding stock awards that return to the share reserve, as further described in the 2013 EIP. The 2013 EIP had been previously approved, subject to stockholder approval, by our Board of Directors.

Also on June 13, 2013, at our Annual Meeting, our stockholders approved an amendment to our 2004 Employee Stock Purchase Plan, or 2004 ESPP, which increases the shares of our common stock authorized and available for future issuance under our 2004 ESPP by 3,000,000 shares, as further described in the 2004 ESPP, as amended. The amendment to the 2004 ESPP had been previously approved, subject to stockholder approval, by our Board of Directors.  The amendment to the 2004 ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2013 EIP and the amendment to our 2004 ESPP are each set forth in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2013. Those summaries and the foregoing description are respectively qualified in their entirety by reference to the text of the 2013 EIP, which is filed as Appendix A to our definitive proxy and incorporated herein by reference, and the text of the amendment to the 2004 ESPP, which is filed as Appendix B to our definitive proxy, which are each incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Our Annual Meeting was held on June 13, 2013.  We had 40,628,328 shares of common stock outstanding and entitled to vote as of April 16, 2013, the record date for the Annual Meeting.  At the Annual Meeting, 33,300,028 shares of common stock were present in person or represented by proxy for the five proposals specified below.

At the Annual Meeting, stockholders:

(1)         elected for the ensuing year all seven of the director nominees;

(2)         approved the adoption of our 2013 EIP;

(3)         approved the adoption of an amendment to our 2004 ESPP;

(4)         did not approve a stock option exchange program; and

(5)         ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger D. Billingsley, Ph.D.	21,520,436	1,816,720	9,962,872
Stephen A. Block, Esq.	22,575,481	761,675	9,962,872
Mary Ann Gray, Ph.D.	21,526,493	1,810,663	9,962,872
Michael E. Herman	21,226,131	2,111,025	9,962,872
Jay M. Short, PhD.	21,473,886	1,863,270	9,962,872
Kent Snyder	20,575,229	2,761,927	9,962,872
Christopher Twomey	22,655,555	681,601	9,962,872

Proposal 2: To approve and adopt the 2013 Equity Incentive Plan.

	For	Against	Abstain	Broker Non Votes
Votes:	12,933,484	10,377,251	26,421	9,962,872

Proposal 3: To approve an amendment to the 2004 Employee Stock Purchase Plan.

	For	Against	Abstain	Broker Non Votes
Votes:	21,313,232	1,987,834	36,090	9,962,872

Proposal 4: To approve a stock option exchange program.

	For	Against	Abstain	Broker Non Votes
Votes:	10,791,792	12,475,182	70,182	9,962,872

Proposal 5: To ratify the appointment by the Board of Directors of Ernst & Young LLP as the auditors for the fiscal year ending December 31, 2013.

	For	Against	Abstain	Broker Non Votes
Votes:	32,655,865	627,759	16,404	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/S/ DAVID B. BERGER
David B. Berger Senior Vice President, General Counsel and Corporate Secretary

Date: June 14, 2013